Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

March 29, 2024

Morgan Stanley Institutional Fund Trust

Supplement dated March 29, 2024 to the Morgan Stanley Institutional Fund Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2024

Core Plus Fixed Income Portfolio (the "Fund")

As previously announced, shareholders of the Fund approved the reorganization of the Fund into Eaton Vance Total Return Bond ETF, a series of Morgan Stanley ETF Trust (the "Reorganization"). The Reorganization took place after the close of business on March 22, 2024. As a result, shares are no longer offered for sale and the Fund has liquidated. Accordingly, all references to the Fund are removed.

Please retain this supplement for future reference.

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